UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 22, 2016

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation or
organization)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 1.01                                  Entry into a Material Definitive Agreement.

On September 22, 2016, Arch Capital Group Ltd. (the “Company”) entered into a Purchase Agreement pursuant to which the Company agreed to sell, and the underwriters named therein agreed to purchase, subject to and upon terms and conditions set forth therein, 18,000,000 Depositary Shares, each of which represents a 1/1,000th interest in a share of its 5.25% Non-Cumulative Preferred Shares, Series E.  The public offering price is $25 per Depositary Shares for an aggregate public offering price of $450,000,000. The underwriters have an option to purchase from the Company an additional 2,700,000 Depositary Shares at the public offering price, less the underwriting discount, within 30 days to cover over-allotments, if any. The offering was made pursuant to an effective shelf registration statement and is expected to close on September 29, 2016.  A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01                                  Other Events.

On September 22, 2016, the Company issued a press release announcing its underwritten public offering of the Depositary Shares. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
1.01

Purchase Agreement dated as of September 22, 2016 among the Company and Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated September 22, 2016 announcing the Company’s public offering of Depositary Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: September 22, 2016	By:	/s/ Mark D. Lyons
		Name:	Mark D. Lyons
		Title:	Executive Vice President, Chief
Financial Officer & Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.01

Purchase Agreement dated as of September 22, 2016 among the Company and Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

99.1	Press Release dated September 22, 2016 announcing the Company’s public offering of Depositary Shares.